UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2007

LitFunding Corp.
(Exact name of registrant as specified in charter)

Nevada	000-49679	93-1221399
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

6375 S. Pecos Road, Suite 217 Las Vegas, Nevada 89120
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (702) 898-8388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 22, 2007, the board of directors of LitFunding Corp., a Nevada corporation (the "Registrant") appointed Dennis H. Johnston as a director. Mr. Johnston, 53, is a practicing attorney in the State of California and has over twenty-eight years experience in representing financial institutions, public and privately traded corporations and has successfully completed in excess of three billion dollars worth of acquisitions during his practice.

For the past 12 years, Mr. Johnston has maintained his own law practice specializing in public companies and related securities transactions. He has negotiated and implemented many public company mergers, acquisitions and changes in control for companies ranging from financial institutions, to manufacturing companies to the highly publicized Internet related entities. In the last 2 years, Dennis has completed three reverse mergers and recently completed the merger of a private company into a fully reporting shell through the United States Bankruptcy Court in a Chapter 11 proceeding. In addition to advising clients on corporate restructuring and securities matters, his particular expertise is in representing clients before governmental regulatory agencies including the Securities and Exchange Commission, the Department of Corporations, the National Association of Securities Dealers and other administrative and governmental agencies.

Prior to the formation of his own law firm, Mr. Johnston had been a partner with two highly recognized national law firms including managing the savings and loan practice at Manatt, Phelps, Rothenberg and Tunney before being recruited to the highly publicized firm known as Wyman, Bautzer, Kuchel and Silbert were he was responsible for establishing and managing the firm's national financial institutions practice.

Mr. Johnston graduated with honors from UCLA in 1975, with a Bachelor of Administration in business and economics and received his Juris Doctor degree with Dean's List Honors from Loyola University of Los Angeles where he was a Note and Comment Editor of The Loyola Law Review, a Founding Member of the Loyola International and Comparative Law Journal and the author of a published article entitled "Vicarious Liability Of Controlling Persons Under The Securities Act Of 1934", (1977) 11 Loyola L.A. L. Review 131. Dennis Johnston was admitted to the State Bar of California in November of 1978. Additional professional affiliations include the Los Angeles County Bar Association and the American Bar Association. Mr. Johnston is not an officer or director of any other reporting company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LitFunding Corp. a Nevada corporation

Date: February 27, 2007	By:	/s/ Morton Reed
Morton Reed, Chief Executive Officer

2